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                                                                       EXHIBIT 2

                             JOINT FILING AGREEMENT


         The undersigned hereby agree that this Amendment No. 1 to Schedule 13D with respect to the Common Stock of SignalSoft Corporation, dated July 12, 2002 is, and any further amendments thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.




Date:    July 12, 2002             /s/ David A. Hose
                                   --------------------------------------------
                                   David A. Hose



Date:    July 12, 2002             /s/ Mark H. Flolid
                                   --------------------------------------------
                                   Mark H. Flolid



Date:    July 11, 2002             /s/ James A. Fitch
                                   ---------------------------------------------
                                   James A. Fitch



Date:    July 12, 2002             /s/ Charles P. Waite, Jr.
                                   --------------------------------------------
                                   Charles P. Waite, Jr.


Date:    July 12, 2002             OLYMPIC VENTURE PARTNERS III, L.P.
                                   By: OVMC III L.P., its General Partner


                                   By: /s/ Charles P. Waite, Jr.
                                       ----------------------------------------
                                       Name: Charles P. Waite, Jr.
                                       Title: General Partner


Date:    July 12, 2002             OVP III ENTREPRENEURS FUND, L.P.
                                   By: OVMC III L.P., its General Partner


                                   By: /s/ Charles P. Waite, Jr.
                                       ----------------------------------------
                                       Name: Charles P. Waite, Jr.
                                       Title: General Partner


Date:    July 12, 2002             OLYMPIC VENTURE PARTNERS IV, L.P.
                                   By: OVMC IV LLC, its General Partner


                                   By: /s/ Charles P. Waite, Jr.
                                       ----------------------------------------
                                       Name: Charles P. Waite, Jr.
                                       Title: Managing Member



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Date:    July 12, 2002             OVP IV ENTREPRENEURS FUND, L.P.
                                   By: OVMC IV LLC, its General Partner


                                   By: /s/ Charles P. Waite, Jr.
                                       ----------------------------------------
                                       Name: Charles P. Waite, Jr.
                                       Title: Managing Member